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                                                                    Exhibit 99.2


                              FIRST FINANCIAL CORP.


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY, MARCH 6, 2002

The undersigned hereby constitutes and appoints Patrick J. Shanahan, Jr. and William F. Hague, Jr., and each of them singly, as Proxies of the undersigned, with full power to appoint his or her substitute, and authorizes each of them to vote at the Special Meeting of Shareholders of First Financial Corp. to be held on Wednesday, March 6, 2002 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified hereon, on the Agreement and Plan of Merger and the transactions contemplated by that agreement and, in their discretion, on any other business that may come before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the related Proxy
Statement/Prospectus and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              FIRST FINANCIAL CORP.

       PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
                        DO NOT FORGET TO DATE YOUR PROXY.


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--------  PLEASE MARK
   X      VOTE AS IN THIS
--------  EXAMPLE




         PROPOSAL. To approve and adopt the Agreement and Plan of Merger, dated as of November 12, 2001, by and between First Financial Corp. and Washington Trust Bancorp, Inc., and the transactions contemplated by that agreement, including the merger of First Financial Corp. with and into Washington Trust Bancorp, Inc.

               --------                   --------                  -------
         FOR                    AGAINST                   ABSTAIN
               --------                   --------                  -------



PLEASE BE SURE TO SIGN AND DATE THIS PROXY



                                      DATE:  ___________________________________
                              SIGNATURE(S):  ___________________________________
                                             ___________________________________


                                  CHANGE OF  ___________________________________
                                   ADDRESS?  ___________________________________
                                             ___________________________________


PLEASE SIGN NAME EXACTLY AS SHOWN. WHERE THERE IS MORE THAN ONE HOLDER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION OR PARTNERSHIP, THE PROXY SHOULD BE SIGNED BY A DULY AUTHORIZED PERSON, STATING HIS OR HER TITLE OR AUTHORITY.